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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 8, 2007, included in the Registration Statement (Form S-1) and related Prospectus of Allegro MicroSystems, Inc. dated
August 8, 2007.

/s/ Ernst & Young LLP

Boston, Massachusetts
August 3, 2007